                                                                     EXHIBIT 4.5


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                                BEC GROUP, INC.

                   8% Convertible Subordinated Notes Due 2002


                          -------------------------


                                   INDENTURE



                            Dated as of May 3, 1996


                          -------------------------



                       IBJ SCHRODER BANK & TRUST COMPANY,

                                    Trustee



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
                              TABLE OF CONTENTS(1)

                                                                        Page
                                                                        ----
Parties.................................................................. 1

Recitals of the Company...................................................1

                                  ARTICLE ONE

            Definitions and Other Provisions of General Application

SECTION 101.    Definitions...............................................1
    Act...................................................................2
    Acquiring Person......................................................2
    Affiliate.............................................................3
    applicants............................................................3
    Authenticating Agent..................................................3
    Board of Directors....................................................4
    Board Resolution......................................................4
    Business Day..........................................................4
    Capitalized Lease Obligation..........................................4
    Capital Stock.........................................................4
    Change of Control.....................................................4
    Change of Control Exercise Notice.....................................5
    Change of Control Notice..............................................5
    Commission............................................................5
    Common Stock..........................................................5
    Company...............................................................5
    Company Request or Company Order......................................5
    Conversion Agent......................................................6
    Conversion Notice.....................................................6
    Conversion Price......................................................6
    Corporate Trust Office................................................6
    corporation...........................................................6
    Daily Market Price....................................................6
    Defaulted Interest....................................................6
    Disqualified Stock....................................................6
    Dollars and '$'.......................................................7
    Event of Default......................................................7
    Exchange Act:.........................................................7
    Expiration Time.......................................................7
    Guarantee.............................................................7
    Hedging Obligations...................................................7
    Holder................................................................7
    Incur.................................................................7
    Indebtedness..........................................................8
    Indenture.............................................................8

--------------
(1) This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Interest Payment Date..................................................9
Lien...................................................................9
non-electing share.....................................................9
Notes..................................................................9
Note Register and Note Registrar.......................................9
Notice of Redemption...................................................9
Officers' Certificate..................................................9
Opinion of Counsel.....................................................9
Outstanding............................................................9
Paying Agent..........................................................10
Payment Dates.........................................................10
Permitted Holders.....................................................10
Person................................................................10
Predecessor Note......................................................10
Preferred Stock.......................................................10
Publicly Traded Securities............................................11
Purchase Date.........................................................11
Purchased Shares......................................................11
Redeemable Stock......................................................11
Redemption Date.......................................................11
Redemption Price......................................................11
Responsible Officer...................................................11
Senior Indebtedness...................................................11
Senior Subordinated Indebtedness......................................12
Special Record Date...................................................12
Stated Maturity.......................................................12
Subordinated Obligation...............................................12
Subsidiary............................................................12
Time of Determination.................................................12
Trade Payables........................................................13
Trust Indenture Act...................................................13
Trustee...............................................................13
Vice President........................................................13
Voting Stock..........................................................13
SECTION 102. Compliance Certificates and Opinions.....................13
SECTION 103. Form of Documents Delivered to Trustee...................14
SECTION 104. Acts of Holders..........................................14
SECTION 105. Notices, Etc., to Trustee and Company....................15
SECTION 106. Notice to Holders; Waiver................................15
SECTION 107. Conflict with Trust Indenture Act........................16
SECTION 108. Effect of Headings and Table of Contents.................16
SECTION 109. Successors and Assigns...................................16
SECTION 110. Separability Clause......................................16
SECTION 111. Benefits of Indenture....................................16
SECTION 112. GOVERNING LAW............................................17
SECTION 113. Legal Holidays...........................................17
SECTION 114. Execution in Counterparts................................17
SECTION 115. No Security Interest Created.............................17

                                  ARTICLE TWO

                                   Note Forms

                                      (ii)

SECTION 201. Forms Generally..........................................17
SECTION 202. Form of Face of Note.....................................18
SECTION 203. Form of Reverse of Note..................................19
SECTION 204. Form of Trustee's Certificate of
               Authentication ........................................25
SECTION 205. Form of Conversion Notice................................25
SECTION 206. Form of Assignment.......................................26

                                 ARTICLE THREE

                                   The Notes

SECTION 301. Designation, Amount and Issue of Notes...................27
SECTION 302. Denominations, Dates, Interest Payment
               and Regular Record Dates...............................27
SECTION 303. Execution, Authentication and Delivery of
               Notes..................................................28
SECTION 304. Temporary Notes..........................................28
SECTION 305. Exchange and Registration of Transfer
               of Notes...............................................29
SECTION 306. Mutilated, Destroyed, Lost and Stolen
               Notes..................................................30
SECTION 307. Payment of Interest; Interest Rights
               Preserved..............................................31
SECTION 308. Persons Deemed Owners....................................31
SECTION 309. Cancellation.............................................32
SECTION 310. CUSIP Numbers............................................32

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of Indenture..................32
SECTION 402. Application of Trust Money...............................33

                                  ARTICLE FIVE

                                    Remedies

SECTION 501. Events of Default........................................34
SECTION 502. Acceleration of Maturity, Rescission and
               Annulment..............................................35
SECTION 503. Collection of Indebtedness and Suits for
               Enforcement by Trustee.................................36
SECTION 504. Trustee May File Proofs of Claim.........................37
SECTION 505. Trustee May Enforce Claims Without
               Possession of Notes....................................38
SECTION 506. Application of Money or Other Property
               Collected..............................................38
SECTION 507. Limitation on Suits......................................39



                                     (iii)

SECTION 508. Right of Holders To Convert and To
               Receive Principal, Premium and
               Interest...............................................39
SECTION 509. Restoration of Rights and Remedies.......................40
SECTION 510. Rights and Remedies Cumulative...........................40
SECTION 511. Delay or Omission Not Waiver.............................40
SECTION 512. Control by Holders.......................................40
SECTION 513. Waiver of Past Defaults..................................41
SECTION 514. Undertaking for Costs....................................41
SECTION 515. Waiver of Stay or Extension Laws.........................41


                                 ARTICLE SIX

                                 The Trustee

SECTION 601. Certain Duties and Responsibilities......................42
SECTION 602. Notice of Defaults.......................................43
SECTION 603. Certain Rights of Trustee................................43
SECTION 604. Not Responsible for Recitals or Issuance
               of Notes...............................................44
SECTION 605. May Hold Notes...........................................44
SECTION 606. Money Held in Trust......................................45
SECTION 607. Compensation and Reimbursement...........................45
SECTION 608. Disqualification; Conflicting Interests..................46
SECTION 609. Corporate Trustee Required; Eligibility..................46
SECTION 610. Resignation and Removal; Appointment of
               Successor..............................................46
SECTION 611. Acceptance of Appointment by Successor...................48
SECTION 612. Merger, Conversion, Consolidation or
               Succession to Business.................................48
SECTION 613. Preferential Collection of Claims Against
                Company...............................................49
SECTION 614. Appointment of Authenticating Agent......................49

                                ARTICLE SEVEN

              Holders' Lists and Reports by Trustee and Company

SECTION 701. Company To Furnish Trustee Names and
               Addresses of Holders...................................50
SECTION 702. Preservation of Information;
               Communications to Holders..............................51
SECTION 703. Reports by Trustee.......................................52
SECTION 704. Reports by Company.......................................52
SECTION 705. Reports by Note Registrar................................53

                                ARTICLE EIGHT

         Consolidation, Merger, Conveyance, Transfer, Sale or Lease

SECTION 801. Company May Consolidate, Etc., on Certain
               Terms..................................................54

                                      (iv)
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SECTION  802. Successor Corporation Substituted.......................55

                                ARTICLE NINE

                           Supplemental Indentures

SECTION 901. Supplemental Indentures Without Consent
               of Holders.............................................55
SECTION 902. Supplemental Indentures with Consent of
               Holders................................................56
SECTION 903. Execution of Supplemental Indentures.....................57
SECTION 904. Effect of Supplemental Indentures........................57
SECTION 905. Conformity with Trust Indenture Act......................58
SECTION 906. Reference in Notes to Supplemental
               Indentures.............................................58

                                ARTICLE  TEN

                                  Covenants

SECTION 1001. Payment of Principal, Premium and
                Interest..............................................58
SECTION 1002. Office for Notices Payments and
                Conversions, Etc......................................58
SECTION 1003. Money for Notes Payments To Be Held in
                Trust.................................................59
SECTION 1004. Appointments To Fill Vacancies in
                Trustee's Office......................................60
SECTION 1005. Corporate Existence.....................................60
SECTION 1006. Payment of Taxes and Other Claims.......................60
SECTION 1007. Further Instruments and Acts............................61

                               ARTICLE ELEVEN

                             Redemption of Notes

SECTION 1101. Redemption of Notes.....................................61
SECTION 1102. Notice of Redemption; Selection of Notes................61
SECTION 1103. Payment of Notes Called for Redemption;
                Notes Redeemed in Part................................63


                               ARTICLE TWELVE

                             Conversion of Notes

SECTION 1201. Conversion Privilege; Manner of Exercise
                of Conversion Privilege...............................64
SECTION 1202. Mandatory Conversion....................................65
SECTION 1203. Cash Payments in Lieu of Fractional
                Shares................................................66
SECTION 1204. Adjustment of Conversion Price..........................66


                                      (v)
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SECTION 1205. Notice to Holders Prior to Certain
                Corporate Actions.....................................73
SECTION 1206. Reservation of Shares of Common Stock...................74
SECTION 1207. Taxes upon Conversion...................................74
SECTION 1208. Covenants as to Common Stock............................74
SECTION 1209. Consolidation or Merger or Sale of
                Assets................................................75
SECTION 1210. Disclaimer of Responsibility for Certain
                Matters...............................................76
SECTION 1211. Cancellation of Converted Notes.........................76
SECTION 1212. Voluntary Reduction.....................................76

                              ARTICLE THIRTEEN

                           Subordination of Notes

SECTION 1301. Notes Subordinated to Senior
                Indebtedness..........................................76
SECTION 1302. Company Not To Make Payments with
                Respect to Notes in Certain
                Circumstances.........................................77
SECTION 1303. Notes Subordinated to Prior Payment of
                All Senior Indebtedness on
                Dissolution, Liquidation or
                Reorganization of Company.............................78
SECTION 1304. Noteholders To Be Surrogated to Right of
                Holders of Senior Indebtedness........................79
SECTION 1305. Obligation of the Company Unconditional.................80
SECTION 1306. Trustee Entitled To Assume Payments Not
                Prohibited in Absence of Notice.......................80
SECTION 1307. Application by Trustee of Monies
                Deposited with It.....................................80
SECTION 1308. Subordination Rights Not Impaired by
                Acts or Omissions of Company or
                Holders of Senior Indebtedness........................81
SECTION 1309. Noteholders Authorize Trustee To
                Effectuate Subordination of Notes.....................81
SECTION 1310. Right of Trustee To Hold Senior
                Indebtedness; Compensation Not
                Prejudiced............................................81
SECTION 1311. Article Thirteen Not To Prevent Events
                of Default............................................82
SECTION 1312. Article Applicable to Paying Agent......................82

                                ARTICLE FOURTEEN

Immunity of Incorporators, Stockholders, Officers and Directors.......82

SECTION 1401. Indenture and Notes Solely Corporate
                Obligations...........................................82

                                ARTICLE FIFTEEN

                                      (vi)

      Purchase by Company at the Option of Holders upon the Occurrence of a Change of Control

SECTION 1501. Right of Holders upon the Occurrence of
                a Change of Control...................................82
SECTION 1502. Change of Control Notice................................83
SECTION 1503. Change of Control Exercise Notice.......................84
SECTION 1504. Effect of Exercise and Other Matters....................85

            INDENTURE, dated as of May 3, 1996, between BEC GROUP, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Suite B-302, 555 Theodore Fremd Avenue, Rye, New York 10580 and IBJ SCHRODER BANK & TRUST COMPANY, as Trustee (the "Trustee").



                            RECITALS OF THE COMPANY

           The Company has duly authorized the creation and issue of its 8% Convertible Subordinated Notes due 2002 (hereinafter sometimes called the "Notes") in an aggregate principal amount not to exceed $23,000,000 and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

            All things necessary to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

            SECTION 101.  Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

            (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "Act", with respect to any Holder, has the meaning specified in section 104.

            "Acquiring Person" means any person (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) who or which, together with all affiliates and associates (each as defined in Rule 12b-2 under the Exchange
Act), becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act and as further defined below) of shares of Common Stock or other voting securities of the Company having more than 35% of the total voting power of the Voting Stock of the Company; provided, however, that an Acquiring Person shall not include (i) the Company, (ii) any Subsidiary of the Company,
(iii) any Permitted Holder, (iv) an underwriter engaged in a firm commitment underwriting in connection with a public offering of the Voting Stock of the Company or (v) any current or future employee or director benefit plan of the Company or any Subsidiary of the Company or any entity holding Common Stock of the Company for or pursuant to the terms of any such plan; provided further, however, that no person shall be an Acquiring Person as long as the Permitted Holders beneficially own a greater percentage of the total voting power of the Voting Stock of the Company than such other person beneficially owns. Notwithstanding the foregoing, no person shall become an Acquiring Person as the result of (A) a reverse stock split or (B) an acquisition of Common Stock by the Company, in either case which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person to more than 35% of the Common Stock of the Company then outstanding; provided, however, that if a person shall become the beneficial owner of 35% or more of the Common Stock of the Company then outstanding by reason of a reverse stock split or share purchases by the Company and shall, after such reverse stock split or share purchases by the Company, become the beneficial owner of any additional shares of Common Stock of the Company (except through the receipt or the exercise - of stock options after such reverse stock split or purchases by the Company, so long as (i) the stock options were granted pursuant to an employee or director benefit plan approved by stockholders and (ii) the aggregate number of shares so acquired or subject to such options by any person does not exceed 10% of the number of shares of Common Stock outstanding immediately after such stock split or purchases by the Company), then such person shall be deemed to be an Acquiring Person. For purposes hereof (A) a person shall be deemed to have beneficial ownership of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, (B) the Permitted Holders shall be deemed to beneficially own any Voting Stock of a corporation (the "specified corporation") held by any other corporation (the "parent corporation") so long as the Permitted Holders beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) directly or indirectly, in the aggregate a majority of the total voting power of the Voting Stock of the parent corporation and (C) such other person shall be deemed to beneficially own any Voting Stock of a specified corporation held by a parent corporation, if such other person beneficially owns (as defined in Rules 13d-3 and 13d-5 under the Exchange Act and clause (A) above), directly or indirectly, more than 35% of the voting power of the Voting Stock of such parent corporation and the Permitted Holders beneficially own (as defined in clause (B) above), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent corporation than such other person beneficially owns (as defined in Rules 13d-3 and 13d-5 under the Exchange Act and clause (A) above) or do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of such parent corporation. For purposes hereof, a person shall not be deemed to be the beneficial owner of (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and
(2) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have the meanings correlative to the foregoing.

            "applicants" has the meaning specified in Section 702.

            "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Notes.

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of the board of directors of the Company.

            "Board Resolution" means a copy of a resolution certified by the Secretary or any Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The Borough of Manhattan, the City and State of New York, are authorized or obligated by law to close.

            "Capitalized Lease Obligation" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with generally accepted accounting principles; and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with generally accepted accounting principles; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

            "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

            "Change of Control" means any or all of the following events:

            (a) the assets of the Company shall be sold as, or substantially as, an entirety to any Person or related group of Persons;

            (b) there shall be consummated any consolidation or merger of the Company (1) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (2) pursuant to which the Common Stock would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger; or

            (c)      any Person shall have become an Acquiring Person.

            Notwithstanding anything to the contrary set forth in this definition, a Change of Control shall not be deemed to have occurred under paragraphs (a), (b) and (c) above if either (1) the Daily Market Price of the Common Stock for any five trading days during the ten trading days immediately preceding the Change of Control is at least equal to 105% of the Conversion Price in effect immediately preceding the time of such Change of Control or (2) the consideration, in the transaction giving rise to such Change of Control, to the holders of Common Stock consists of cash, Publicly Traded Securities or a combination of cash and Publicly Traded Securities, and the aggregate fair market value of such consideration (which, in the case of Publicly Traded Securities, shall be equal to the average of the Daily Market Prices of such Publicly Traded Securities during the ten consecutive trading days commencing with the sixth trading day following consummation of such transaction) is at least 105% of the Conversion Price in effect on the date immediately preceding the closing date of such transaction.

            "Change of Control Exercise Notice" has the meaning specified in
Section 1502.

            "Change of Control Notice" has the meaning specified in Section
1501.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

            "Common Stock" means the Common Stock, $.0l par value per share, of the Company as the same exists at the date of the execution of this Indenture or as such stock may be constituted from time to time.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board, the President or any Vice President, and by the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary, of the Company, and delivered to the Trustee.

            "Conversion Agent" means any Person authorized by the Company to accept Notes for conversion pursuant to this Indenture and deliver shares of Common Stock (or other securities or property) deliverable upon such conversion.

            "Conversion Notice" has the meaning specified in Section 1202.

            "Conversion Price" means the initial conversion price specified in the form of Note set forth in Article Two, as adjusted in accordance with the provisions of Article Twelve.

            "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

            "corporation" includes corporations, associations, companies and business trusts.

            "Daily Market Price" when used with reference to the Common Stock or another security means the price of a share of Common Stock or such other security on the relevant date, determined (a) on the basis of the last reported sale price regular way of the Common Stock or such other security (i) as reported on the composite tape, or similar reporting system, for issues listed on the American Stock Exchange (or if the Common Stock or such other security is not then listed on that Exchange, for issues listed on such other national securities exchange upon which the Common Stock or such other security is listed as may be designated by the Board of Directors from time to time for the purposes hereof) or (ii) if the Common Stock or such other security is not listed or admitted to trading on any national securities exchange, as reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or (b) if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations regular way as so reported, or (c) if the Common Stock or such other security is not listed on any national securities exchange or on the Nasdaq National Market, on the basis of the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by Nasdaq, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

            "Defaulted Interest" has the meaning specified in Section 307.

            "Disqualified Stock" of a Person means Redeemable Stock of such Person as to which the maturity, mandatory redemption, conversion or exchange or redemption at the option of the holder thereof occurs, or may occur, on or prior to the first anniversary of the Stated Maturity of the Notes.

            "Dollars" and "$" means the lawful money of the United States of America.

            "Event of Default" has the meaning specified in Section 501.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Expiration Time" has the meaning specified in Section 1204(g) .

            "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

            "Hedging Obligations" of any Person means the obligations of such Person pursuant to any currency swap protection agreement, interest rate protection agreement or other similar agreement.

            "Holder" or "Noteholder" means a person in whose name a Note is registered in the Note Register.

            "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Subsidiary at the time it becomes a subsidiary. The terms "Incurred", "Incurrence" and "Incurring" shall each have a correlative meaning.

            "Indebtedness" means, with respect to any Person on any date of determination (without duplication),

            (i) the principal of and premium, if any, in respect of indebtedness of such Person for borrowed money;

            (ii) the principal of and premium, if any, in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

            (iii)     all Capitalized Lease Obligations of such Person;

            (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (except Trade Payables), which purchase price is due more that six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services;

            (v) all obligations of such Person in respect of letters of credit, banker's acceptances or other similar instruments or credit transactions (including reimbursement obligations with respect thereto);

            (vi) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary, any Preferred Stock (but excluding, in each case, any accrued dividends);

            (vii) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; Provided, however, that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of such Indebtedness of such other Persons;

            (viii) all Indebtedness of other Persons to the extent Guaranteed by such Person; and

            (ix) to the extent not otherwise included in this definition, obligations in respect of Hedging obligations.

            The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

            "Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

            "Interest Payment Date" has the meaning specified in Section 302.

            "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

            "non-electing share" has the meaning specified in Section 1209.

            "Notes" means any Notes authenticated and delivered under this Indenture.

            "Note Register" and "Note Registrar" have the respective meanings specified in Section 305.

            "Notice of Redemption" has the meaning specified in Section 1102.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of the Company and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company.

            "Outstanding", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except

            (i) any Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (ii) any Notes or portions thereof for whose payment or redemption money in the necessary amount shall have been deposited with the Trustee or with any Paying Agent (other than the Company) in trust or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for Holders of the Notes; provided that, if such Notes or portions are to be redeemed prior to the maturity thereof, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor has been made pursuant to this Indenture;

            (iii) any Notes paid pursuant to Section 306, or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee an Opinion of Counsel that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company; and

            (iv) Notes converted into Common Stock pursuant to Article Twelve hereof;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding if the pledgee delivers an opinion of Counsel to the Trustee establishing the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of and premium, if any, and interest on any Notes on behalf of the Company.

            "Payment Dates" shall have the meaning specified in Section 705.

            "Permitted Holders" means, collectively, Martin E. Franklin and his estate, spouse, ancestors, and lineal descendants (and spouses thereof), the legal representatives of any of the foregoing and the trustee of any bona fide trust of which one or more of the foregoing are the sole beneficiaries or the grantors, or any Person of which any of the foregoing, individually or collectively, beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) voting securities representing at least a majority of the total voting power of all classes of Capital Stock of such Person (exclusive of any matters as to which class voting rights exist).

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

            "Preferred Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes

(however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

            "Publicly Traded Securities" means securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted in the Nasdaq National Market.

            "Purchase Date" has the meaning specified in Section 1501.

            "Purchased Shares" has the meaning specified in Section 1204(g).

            "Redeemable Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event
(i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness (other than Preferred Stock) or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part.

            "Redemption Date" has the meaning specified in Section 1102.

            "Redemption Price" when used with respect to a redemption pursuant to Article Eleven means the applicable percentage of the principal amount specified in the form of Note set forth in Article Two.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or any assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to any particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Senior Indebtedness" means the principal of, premium, if any, and interest on and other amounts due on any

Indebtedness, whether outstanding on the date of execution of this Indenture or thereafter issued, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are not superior in right of payment to the Notes; provided, however, that Senior Indebtedness shall not include (1) any obligation of the Company to any Affiliate, (2) any liability for Federal, state, local or other taxes owed or owing by the Company, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities), (4) any Indebtedness, Guarantee or obligation of the Company which is subordinate or junior in any respect to any other Indebtedness, Guarantee or obligation of the Company, including any Senior Subordinated Indebtedness and any Subordinated Obligations, (5) any obligations with respect to any Capital Stock or (6) any Indebtedness Incurred in violation of this Indenture.

            "Senior Subordinated Indebtedness" means the Notes and any other Indebtedness of the Company that specifically provides that such Indebtedness is to rank pari passu with the Notes and is not subordinated by its terms to any Indebtedness or other obligation of the Company which is not Senior Indebtedness.

            "Special Record Date " for the payment of Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

            "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

            "Subordinated Obligation" means any Indebtedness of the Company (whether outstanding on the date of execution of this Indenture or thereafter Incurred) which is subordinate or junior in right of payment to the Notes pursuant to a written agreement.

            "Subsidiary" of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more subsidiaries of such Person.

            "Time of Determination" means the time and date of the earlier of
(i) the record date for determining stockholders entitled to receive the rights, warrants or distributions referred to in
Section 1204 (b) and (c) , or (ii) the commencement of "exdividend" trading on the exchange or market referred to in the definition of the term "Daily Market Price".

            "Trade Payables" means, with respect to any Person, any accounts payable or any Indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business of such Person in connection with the acquisition of goods or services.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, except as otherwise provided in section 905.

            "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

            "Vice President", when used with respect to the company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Voting Stock" of a corporation means all classes of Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors.

            SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of the foregoing documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificate required by Section 704(4) which need only be signed by one of the officers referred to therein) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 103. Form of Documents Delivered to Trustee. In any case in which several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or Opinion of counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

            When any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 104. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such affidavit or certificate shall also constitute sufficient proof of his authority.

            (c)    The ownership of Notes shall be proved by the Note Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

            SECTION 105. Notices, Etc., to Trustee and Company. Except as otherwise specifically provided in this Indenture, any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or the document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder, the Company, any Note Registrar, any Paying Agent or any Conversion Agent, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust office, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, firstclass postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, attention, Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

            SECTION 106. Notice to Holders; Waiver. Where this Indenture or any Note provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

            SECTION 107. Conflict with Trust Indenture Act. if and to the extent any provision hereof limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, any of Sections 310 to 318, inclusive of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

            SECTION 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents and cross-reference sheet are for convenience only and shall not affect the construction hereof.

            SECTION 109. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Company shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors.

            SECTION 110. Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 111. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders and holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 112. GOVERNING LAW. THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

            SECTION 113. Legal Holidays. In any case in which the date of maturity of, or payment of premium, if any, or interest on or principal of the Notes or the date fixed for redemption or for purchase upon a Change of Control of any Note or the last day on which a Holder has the right to convert his Note at a particular conversion Price shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of such interest, premium, if any, or principal or conversion of the Note need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or for purchase or the last day for conversion, and no interest shall accrue for the period from and after such date of maturity or date fixed for redemption or for purchase or last day for conversion to such next succeeding Business Day.

            SECTION 114. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. One signed copy is enough to prove this Indenture.

            SECTION 115. No Security Interest Created. Nothing in this Indenture or in the Notes, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

                                  ARTICLE TWO

                                   Note Forms

            SECTION 201. Forms Generally. The Notes shall be in substantially the form set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. The Company shall furnish any such legends or endorsements to the Trustee in writing.

            The Trustee's certificates of authentication to be borne by the Notes, each Conversion Notice and each assignment shall be in substantially the form set forth in this Article.

            The definitive Notes shall be printed, lithographed or engraved, or produced by any combination of these methods, on steel-engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed or, if the Notes are not listed, the Notes may be produced in any other manner customarily used to produce similar definitive securities, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

            SECTION 202.  Form of Face of Note.

            THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENT.

                                BEC GROUP, INC.

                   8% CONVERTIBLE SUBORDINATED NOTE DUE 2002

            BEC Group, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation or corporations under the Indenture hereinafter referred
to), for value received, hereby promises to pay to __________________ or registered assigns the principal sum of ________________ Dollars at the office or agency of the Company maintained for the purpose in New York, New York, which initially will be at the offices of the Trustee (and at such other offices or agencies designated for that purpose by the Company), on May 3, 2002, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to compound interest, semiannually on May 3 and November 3 of each year commencing on May 3, 1996, on said principal sum at the rate per annum specified in the title of this Note until the earliest to occur of the following (the "Interest Payment Date") (1) May 3, 2002, (2) Conversion of the Notes pursuant to Section 12 hereof or (3) Redemption of the Note pursuant to
Section 11 hereof. The Company shall have the option to pay on the Interest Payment Date any interest on the Notes in shares of Common Stock, the value of which shall be determined by the average closing bid price for a share of Common Stock for the 30 days immediately preceding the Interest Payment Date. Except as may be provided in any representation letter or agreement of the Company with a "clearing agency" registered under the Exchange Act, payment of the principal of and interest on this Note shall be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note Register.

            Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Notes to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) and provisions giving the holder of this Note the ability to convert such note into common stock of the Company ("Common Stock") on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers.


Dated:
                                BEC GROUP, INC.,



                                By
                                  ----------------------------
                                   President



[CORPORATE SEAL)



Attest:




By
  --------------------------
          Secretary


            SECTION 203.  Form of Reverse of Note.

            This Note is one of a duly authorized issue of Notes of the Company, designated as set forth on the face hereof (herein called the "Notes"), limited to the aggregate principal amount of $23,000,000, all issued or to be issued under and pursuant to an Indenture dated as of May 3, 1996 (herein called the "Indenture"), duly executed and delivered by the Company to IBJ Schroder Bank & Trust Company, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the holders of the Notes and the holders of Senior Indebtedness (as defined in the Indenture).

            In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal hereof and accrued interest hereon may be declared, and upon such declaration shall become due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity (as defined in the Indenture) of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption or required purchase by the Company thereof, or impair or affect the right of any holder of Notes to institute suit for the payment hereof on or after the date on which the same shall become due and payable, or make the principal thereof or any premium or interest thereon payable at a place or in any coin or currency other than that hereinbefore provided, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders, or impair the right to convert the Notes into Common Stock or the right to require the Company to purchase the Notes upon the incurrence of a Change of Control (as defined in the Indenture), subject and pursuant to the terms set forth in the Indenture, without the consent of the holder of each Note so affected, or
(ii) reduce the aforesaid percentage in principal amount of outstanding Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.
It is also provided in the Indenture that the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except an uncured default in the payment of principal of or premium, if any, or interest on the Notes or in respect of a failure by the Company to convert any Note into Common Stock of the Company in accordance with the Indenture or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of all holders of Notes. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this Note or such Notes.

            Except with respect to the rights of holders of Senior Indebtedness set forth in this Note and in the Indenture, no reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

            Interest on the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

            Subject to and upon compliance with the provisions of the Indenture, the registered holder of this Note has the right, at his option, at any time on or prior to the close of business on May 3, 2002 (or in case this Note or any portion hereof shall be called for redemption prior to such date, then on or prior to the close of business on the date fixed for redemption), to convert the principal amount hereof and all accrued but unpaid interest thereon, or any portion of such amount which is $1.00 or an integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by dividing the principal amount of the Note and all accrued but unpaid interest thereon or the portion thereof to be converted by the conversion price of $5.75 per share, or the conversion price as adjusted from time to time as provided in the Indenture (the "Conversion Price"), upon surrender of this Note to the Company at the office or agency maintained for such purpose in New York, New York (and at such other offices or agencies designated for such purpose by the Company), accompanied by written notice of conversion duly executed and (if the shares of Common Stock to be issued on conversion are to be issued in any name other than that of the registered holder of this Note) by instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or his duly authorized attorney. The right to convert this Note is subject to the provisions of the Indenture relating to conversion rights in the case of certain consolidations, mergers, or sales or transfers of substantially all the Company's assets.

            If between the date of issuance of the Notes and the close of business on April 15, 1997 the "closing sale price" per share of the Common Stock has not exceeded $5.50 on at least ten (10) trading days within a 30 consecutive business day period, then the Conversion Price from and after such date shall be $5.25, subject to any adjustments in the Conversion Price which have occurred prior to such time. The "closing sale price" shall mean (x) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sales price or the closing bid price if no sale occurred, of Common Stock on the principal securities exchange on which such class of stock is listed, (y) if the Common Stock is not listed or admitted for trading on any such exchange, the last reported sales price of

Common Stock on the NASDAQ Stock Market, or any similar system of automatic quotation of securities prices then in common use, if so quoted, or (z) if not so quoted as described in clause (y), the mean between the high and the low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least five of the ten trading days preceding the day in question.

            If the average closing sale price per share of the Common Stock for any 30 consecutive business day period during the term of the Notes equals or exceeds 135% of the Conversion Price, the Company may convert the outstanding principal hereof and all accrued but unpaid interest hereon into that number of fully paid and nonassessable shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by dividing the principal amount of the Note and, to the extent permitted, all accrued but unpaid interest thereon by the Conversion Price. The Company's right to convert this Note is subject to the notice and other provisions of the Indenture.

            The Company shall not issue fractional shares or scrip representing fractions of shares of Common Stock upon any such conversion, but shall make an adjustment therefor in cash on the basis of the then current market value of such fractional interest as provided in the Indenture.

            The indebtedness evidenced by the Notes is, to the extent and in the manner set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), whether outstanding at the date of the execution of the Indenture or thereafter incurred, and this Note is issued subject to such provisions of the Indenture. Each holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate such subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

            The Notes are issuable only in fully registered form without coupons in denominations of $1.00 and any integral multiple of $1.00. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge (provided that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith), Notes may be exchanged for an equal aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company maintained for such exchange in New York, New York (and at such other offices or agencies designated for such purpose by the Company).

            Subsequent to May 3, 1998, the Notes may be redeemed at the option of the Company as a whole, or from time to time in part, prior to maturity, upon not less than 30 nor more than 60 days' prior notice given as provided in the Indenture.

            Notes may be redeemed during the 12-month period beginning on May
3 of each year set forth below at the applicable redemption price ("Redemption Price") set forth opposite such year (expressed in percentages of the principal amount):

                            Year           Percentage
                            1998             104.0%
                            1999             103.0%
                            2000             102.0%
                            2001             101.0%


in each case together with accrued and unpaid interest to the date fixed for redemption.

            If less than all the outstanding Notes are to be redeemed, the Trustee will select in its discretion those Notes to be redeemed as a whole or in part pro rata or by lot or by such method as the Trustee shall deem fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. On or after the redemption date, interest shall cease to accrue on Notes called for redemption.

            Upon the occurrence of any Change of Control (as defined in the Indenture), the holder hereof shall have the right, at the option of such holder, and subject to the conditions of Article Fifteen of the Indenture and the subordination provisions of Article Thirteen of the Indenture, to require the Company to purchase all or any portion hereof (in a principal amount that is an integral multiple of $1.00) on the date (the "Purchase Date") that is the first business day that is 40 or more days after the mailing of the notice referred to in the next succeeding sentence, at a purchase price equal to 101% of the principal amount thereof plus interest accrued and unpaid to the Purchase Date. Within 20 days (or such other period permitted under the terms of the Indenture) after the occurrence of any Change of Control (or, in the case of a Change of Control referred to in clause (c) of the definition thereof, upon notice to the Company thereof), the Company or, at the option of the Company, the Trustee shall mail to the Trustee and the holder hereof a notice of the occurrence of such Change of Control setting forth, among other things, the circumstances and relevant facts regarding such Change of Control and the terms and conditions of, and the procedures required for exercise of, such holder's right to require such purchase by the Company. The Company shall deliver a copy of such notice to the Trustee and cause a notice in the form specified in the Indenture to be published in a daily newspaper of national circulation, which shall be The Wall Street Journal unless it is not then so circulated. In order to exercise such right, such holder shall, prior to the close of business five business days prior to the Purchase Date, surrender this Note at such place of payment in such notice specified, accompanied by written notice of such exercise, specifying such portion of this Note such holder elects to have purchased, all as further provided in the Indenture. No Notes may be purchased if there has occurred and is continuing an Event of Default under the Indenture (other than a default in the payment of the purchase price with respect to such Notes). If the Company is prohibited by applicable law from mailing such notice to holders or purchasing Notes from the holders thereof in the event of a Change of Control, the Company will have no obligation to purchase this Note from the holder hereof for so long as such prohibition is in effect.

            Upon surrender for registration of transfer of this Note at the office or agency of the Company maintained for such registration in New York, New York (and at such other offices or agencies designated for such purpose by the Company), a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

            The Company, the Trustee, any paying agent, conversion agent and Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof or on account hereof, as herein and in the Indenture provided, for conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All such payments and conversions shall satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid or the conversions so made.

            No recourse for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

            THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

            This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to herein.

            SECTION 204. Form of Trustee's Certificate of Authentication. This is one of the Notes described in the within-mentioned Indenture.


                                           IBJ SCHRODER BANK & TRUST
                                           COMPANY,
                                           As Trustee

                                           By
                                             ----------------------------
                                             Authorized Signatory

                    SECTION 205.  Form of Conversion Notice.

                               CONVERSION NOTICE

To: BEC GROUP, INC.

       The undersigned registered owner of the Note hereby irrevocably exercises the option to convert this Note, or portion hereof (which is $1.00 or an integral multiple thereof) below designated, into shares of Common Stock of BEC Group, Inc., in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and a Note or Notes representing any unconverted principal amount or accrued but unpaid interest amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest and taxes accompanies this Note.

Dated:

                                  ----------------------------------------
                                  Signature[s]

Fill in for registration of                Principal amount to be
shares if to be delivered, and             converted (if less than all):
Notes if to be issued, other               $_______.00
than to and in the name of the
registered holder
(Please Print):                            Accrued but unpaid interest
                                           amount to be converted (if less
                                           than all): $___________

                                           ----------------------------------
                                           Social Security or other
                                           Taxpayer Identification Number

----------------------------------------
                 (Name)


----------------------------------------
             (Street Address)


----------------------------------------
         (City, State and zip code)


                       SECTION 206.  Form of Assignment.

For value received _______________________ hereby sell(s), assign(s) and transfer(s) unto

---------------------------------------------------------------------------
(Please include social security or other tax identification number of assignee.)

the within Note and hereby irrevocably constitutes and appoints
_________________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.


Dated
     ----------------------------   -----------------------------------------
                                                   Signature(s)
Signature(s) must be
guaranteed by a commercial
bank or trust company or a
member firm of a major
stock exchange.


--------------------------------
      Signature Guarantee

                                 ARTICLE THREE

                                   The Notes

              SECTION 301. Designation, Amount and Issue of Notes. The Notes shall be designated as the "8% Convertible Subordinated Notes Due 2002" of the Company. Notes not to exceed the aggregate principal amount of $23,000,000 (except as otherwise provided in Section 306), upon execution of this Indenture, or from time to time thereafter, may be issued by the Company.

              Payments in respect of the principal of (and premium, if any) and interest on the Notes shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that (except as may be provided in any representation letter or agreement of the Company with a "clearing agency" registered under the Exchange Act) payment of the principal of and accrued but unpaid interest on (and premium, if any, on) the Notes shall be made only upon presentation and surrender thereof at any such office or agency.

              SECTION 302. Denominations, Dates and Interest Payment. The Notes shall be issuable only in registered form without coupons in a minimum denomination of $1.00 and in any integral multiple of $1.00.

              Every Note shall be dated the date of its authentication and shall bear interest, which shall be compounded semi-annually, from May 3, 1996, until the earliest to occur of the following (the "Interest Payment Date"): (1) May 3, 2002, (2) Conversion of the Notes pursuant to Article 12 hereof or (3) Redemption of the Notes pursuant to Article 11 herein.

              Interest on the Notes shall be payable on the Interest Payment Date. The interest may be paid, at the Company's option, in cash or in shares of Common Stock valued at the average closing sale price per share of the Common Stock for the [thirty (30)] trading days immediately prior to the Interest Payment Date (the "Average Common Stock Price"), if there is in effect on the Interest Payment Date a registration statement with respect to the resale of shares of Common Stock as required under the terms of the Registration Rights Agreement dated May 3, 1996 between the Company and certain holders of the Notes (the "Registration Rights Agreement") and use of the prospectus filed with a registration statement with respect to the resale of shares of Common Stock has not on such date been suspended by the Company by giving a Suspension Notice (as defined in the Registration Rights Agreement) pursuant to Section 4 of the Registration Rights Agreement. The "closing sale price" shall mean (x) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sales price or the closing bid price if no sale occurred, of Common Stock on the principal securities exchange on which such class of stock is listed (the "Stock Exchange"), (y) if the Common Stock is not listed or admitted for trading on any such exchange, the last reported sales price of Common Stock on the NASDAQ Stock Market, or any similar system of automatic quotation of securities prices then in common use, if so quoted, or (z) if not so quoted as described in clause (y), the mean between the high and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least five of the ten trading days preceding the day in question. Interest on the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

              SECTION 303. Execution, Authentication and Delivery of Notes. The Notes shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile.

              Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

              At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

              No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

              SECTION 304. Temporary Notes. Pending the preparation of definitive Notes, the Company may execute, and upon Company order, the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

              If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes stall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency maintained by the Company pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

              SECTION 305. Exchange and Registration of Transfer of Notes. The Company shall cause to be kept at the Corporate Trust Office and at the principal office of such other Person or Persons as may be designated by the Company, a register (the register maintained in each such office and in any other office or agency maintained by the Company pursuant to Section 1002 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided; provided, however, that if the Company gives a Company Order to the Trustee designating a Person other than the Trustee to serve as Note Registrar, then such Person shall be appointed as "Note Registrar" for the purpose of registering and transferring the Notes as herein provided.

              Upon surrender for registration of transfer of any Note at the office or agency maintained by the Company pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount.

              At the option of the Holder, Notes may by exchanged for other Notes, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

              All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

              Every Note presented or surrendered for registration of transfer or for exchange, redemption, purchase upon a Change in Control, conversion or payment shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

              No service charge shall be made for any registration of transfer or exchange of Notes, or issue of new Notes in case of partial redemption, purchase upon a Change in Control or conversion, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith, other than exchanges pursuant to
Section 304, Section 906, the second paragraph of Section 1103, the last sentence of the first paragraph of Section 1202 or the fourth paragraph of
Section 1504, not involving any transfer.

              The Company shall not be required to register a transfer of or exchange of (i) any Notes for a period beginning at the opening of business 15 days before the day of the mailing of a Notice of Redemption of Notes selected for redemption under Section 1102 and ending at the close of business on the day of such mailing, (ii) any Notes selected, called or being called for redemption except, in the case of any Note to be redeemed in part, the portion thereof not to be so redeemed, or (iii) any Notes or portion thereof surrendered for conversion or, unless withdrawn, delivered for purchase by the Company pursuant to Article Fifteen.

              SECTION 306. Mutilated, Destroyed, Lost and Stolen Notes. If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like principal amount and bearing a number not contemporaneously outstanding.

              If there shall be delivered to the Company and the Trustee (i) evidence of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like principal amount and bearing a number not contemporaneously outstanding.

              In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, permit the conversion of such Note, or pay such Note (without surrender thereof except in the case of a mutilated Note) if the Holder thereof has so requested.

              Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including fees and expenses of the Trustee) connected therewith.

              Every new Note issued pursuant to this section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

              The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

              SECTION 307. Payment of Interest; Interest Rights Preserved. Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Interest Payment Date.

              Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

              Whenever reference is made in this Section 307 to the Trustee, such reference shall be deemed to mean the Trustee or, if the Company shall have appointed a Person other than the Trustee to serve as the Paying Agent for the Notes issued under the Indenture, the Paying Agent for the Notes.

              SECTION 308. Persons Deemed Owners. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 307) interest on such Note, for conversion of such Note and for all other purposes whatsoever, whether or not such Note be overdue and notwithstanding any notation of ownership or other writing thereon by anyone other than the Company or the Note Registrar, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

              SECTION 309. Cancellation. All Notes surrendered for payment, redemption, purchase upon a Change in Control, conversion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, unless by a Company Order the Company shall direct that canceled Notes be returned to it.

              Wherever reference is made in this Section 309 to the Trustee, such reference shall be deemed to mean the Trustee or, if the Company shall have appointed a Person other than the Trustee to serve as the Note Registrar for the Notes issued under the Indenture, the Note Registrar for the Notes.

              SECTION 310. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and if so used, the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders of Notes; provided, that any such notice shall state that no representation is made as to the correctness or accuracy of the CUSIP numbers either as printed on the Notes or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption or exchange shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

              SECTION 401. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)      either

              (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

              (B) all such Notes not theretofore delivered to the Trustee for cancellation

                  (i)     have become due and payable, or

                 (ii) will become due and payable by their terms within one year, or

                (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal of and premium, if any, and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the date of maturity or Redemption Date of such Notes, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

              Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

              SECTION 402. Application of Trust Money. Subject to the provisions of the last paragraph of Section 1003 and Article Thirteen, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of and premium, if any, and interest for whose payment such money has been deposited with the Trustee. All monies deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Notes subsequently converted into Common Stock pursuant to this Indenture shall be returned to the Company upon Company Request.

                                  ARTICLE FIVE

                                    Remedies

              SECTION 501. Events of Default. "Event of Default", wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or pursuant to the subordination provisions of Article Thirteen hereof, or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (1) default in the payment of the principal of or accrued but unpaid interest or premium, if any, on any of the Notes as and when the same shall become due and payable, either in connection with any redemption or required purchase upon a Change of Control, by declaration or otherwise and whether or not such payment is prohibited by the provisions of Article Thirteen; or

              (2) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              (3) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Subsidiary, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in $1,000,000 or more of such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the

         Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

              (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of the Company's property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or for any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

              (5) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by the Company or any Subsidiary to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary or of any substantial part of the Company's property, or the making by it of a general assignment for the benefit of creditors; or

                 (6)       failure to comply with Section 801.

              SECTION 502. Acceleration of Maturity, Rescission and Annulment. If an Event of Default (other than an Event of Default described in Sections 501(5) and (6)) with respect to the Notes at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes may declare the principal amount of and accrued but unpaid interest on all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) and upon any such declaration such principal amount and accrued but unpaid interest shall become immediately due and payable.

              At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                      (A)      all accrued but unpaid interest on all Notes,

                      (B) the principal of any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes, and

                      (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, counsel, accountants and experts;

         and

              (2) all Events of Default with respect to the Notes, other than the nonpayment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

              In the case of any Event of Default described in Section 501(5) or
(6), all unpaid principal of and premium, if any, and accrued interest on the Notes shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of Notes.

              SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if default is made in the payment of the principal of or accrued but unpaid interest on or premium, if any, on any Note as and when the same shall become due and payable, whether at maturity of the Notes or in connection with any redemption or required purchase upon a Change of Control, by declaration or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, if any, and on any overdue interest, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, counsel, accountants and experts.

              If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor on the Notes and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor on the Notes, wherever situated.

              If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

              SECTION 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor on the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

              (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes and to file such other papers and documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, counsel, accountants and experts) and of the Holders allowed in such judicial proceeding, and

              (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 506;

         and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, counsel, accountants and experts, and any other amounts due the Trustee under Section 607.

              Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

              SECTION 505. Trustee May Enforce Claims Without Possession of Note. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, counsel, accountants and experts, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

              SECTION 506. Application of Money or Other Property Collected. Subject to Article Thirteen, any money or other property collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or other property on account of principal, premium, if any, or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              First: To the payment of all amounts due the Trustee under
         Section 607;

              Second: To the payment of the amounts then due and unpaid for principal of and premium, if any, and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium, if any, and interest, respectively; and

              Third: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

              SECTION 507. Limitation on Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

              (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

              (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be Incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

              Anything in this Indenture or the Notes to the contrary notwithstanding, the Holder of any Note, without the consent of either the Trustee or the Holder of any other Note, in his own behalf and for his own benefit may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

              SECTION 508. Right of Holders To Convert and To Receive Principal, Premium and Interest. Subject to the provisions of Article Thirteen hereof, but notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right to convert such Note in accordance with this Indenture, to receive payment of the principal of and premium, if any, and interest on such Note when due as set forth in this Indenture and to institute suit for the enforcement of any such payment, and such rights shall not be impaired or affected without the consent of such Holder.

              SECTION 509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

              SECTION 510. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

              SECTION 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

              SECTION 512. Control by Holders. The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to Notes; provided that

              (1) such direction shall not be in conflict with any rule of law or with this Indenture;

              (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

              (3) subject to Section 601, the Trustee need not take any action which might involve the Trustee in personal liability or be unduly prejudicial to the Holders not joining therein.

              SECTION 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

              (1) in the payment of the principal of or premium, if any, or interest on any Notes, or

              (2) a failure by the Company to convert any Notes into Common Stock, or

              (3) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note.

              Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the Notes; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

              SECTION 514. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys, fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with this Indenture.

              SECTION 515. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                   The Trustee

              SECTION 601. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

              (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

              (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

              (2) the Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes; and

              (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise Incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

              SECTION 602. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Notes, the Trustee shall transmit by mail to all Holders of Notes, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Trustee, unless such defaults shall have been cured or waived; provided, however, that except in the case of a default in the payment of the principal of or premium, if any, or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Notes; and provided further that in the case of any default of the character specified in Section 501(3) no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

              SECTION 603. Certain Rights of Trustee. Subject to the provisions of Section 601:

              (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be Incurred by it in compliance with such request or direction;

              (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, Act, Company Order, Company Request, Officers' Certificate, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

              (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

              SECTION 604. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof.

              SECTION 605. May Hold Notes. The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent, any

Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent, Note Registrar or such other agent.

              SECTION 606. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

              SECTION 607.  Compensation and Reimbursement.  The Company agrees

              (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances Incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, counsel, accountants and experts), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

              (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense Incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel.

              The obligations of the Company under this Section 607 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional Indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. To secure the Company's payment obligations in this Section 607, the Company and the Holders agree that the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee as such except money or property held in trust to pay principal of or premium, if any, or interest on particular Notes (provided that the foregoing exception shall not be applicable to money or property subject to the provisions of Section 506) and such Lien shall survive the satisfaction and discharge of the Indenture and any other termination under any bankruptcy law. When the Trustee Incurs expenses or renders services in connection with an Event of Default of Section 501(4) or 501(5), the Holders by their acceptance of the Notes hereby agree that such expenses and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law. "Trustee" for the purposes of this Section 607 shall include any predecessor Trustee, but the negligence or bad faith of any Trustee shall not affect the indemnification of any other Trustee.

              SECTION 608. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

              SECTION 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State or District of Columbia authority and having a corporate trust office in New York, New York, to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

              SECTION 610.  Resignation and Removal; Appointment of Successor.
(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company.

                 (d)       If at any time:

                 (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

              (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

              (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, the Trustee or any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of the Corporate Trust Office.

              SECTION 611. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trust and duties of the retiring Trustee, but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges pursuant to Section 607, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

         (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

              SECTION 612. Mercer, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a patty, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

              SECTION 613. Preferential Collection of Claims Against Company. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

              SECTION 614. Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 306, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District or Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

              Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

              An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

              The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

              If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

              This is one of the Notes described in the within mentioned Indenture.

                                  IBJ SCHRODER BANK & TRUST COMPANY,
                                  As Trustee


                                  By:
                                     -----------------------------------
                                     As Authenticating Agent


                                  By:
                                     -----------------------------------
                                     Authorized Signatory

                                 ARTICLE SEVEN

              Holders' Lists and Reports by Trustee and Company

              SECTION 701. Company To Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee

              (a) semiannually, not later than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

              (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Note Registrar no such list shall be required to be furnished to the Trustee. If Any Person other than the Trustee is the Note Registrar for the Notes, the Company shall not be required to furnish to such Person any of the lists described in Section 701(a) and (b).

              SECTION 702. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

              (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

              (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                 If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders,in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 702(b).

              SECTION 703. Reports by Trustee. (a) Within 60 days after May 15 of each year commencing with the year 1997, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Note Register, such reports as may be required by the Trust Indenture Act in the manner provided therein.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when the Notes are listed on any stock exchange.

              SECTION 704.  Reports by Company.  The Company shall:

              (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

              (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

              (3) transmit by mail to all Holders, as their names and addresses appear in the Note Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs
         (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

              (4) file with the Trustee a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company on or before May 1 in each year, commencing with the year 1997 stating whether or not, to the knowledge of the signer, the Company has complied with all conditions and covenants on its part contained in this Indenture, and, if the signer has obtained knowledge of any default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section 704, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

              SECTION 705. Reports by Note Registrar. If the Company shall appoint a Person other than the Trustee to serve as the Note Registrar, the Note Registrar shall be required to deliver to the Trustee reports in such form as the Trustee may reasonably require. Such reports shall be sent to the Trustee by facsimile within one Business Day after each interest Payment Date and after the principal of any Note becomes due, upon maturity, by redemption, as a result of a Change of Control or otherwise (the "Payment Dates"), and a copy of such reports shall also be delivered to Trustee by overnight courier or shall be hand delivered. Upon three days prior written notice from the Trustee, the Note Registrar may also be required to provide additional reports reasonably requested by the Trustee on dates other than Payment Dates. The reports which the Note Registrar shall be required to provide to the Trustee shall include the following information:

              (1) the outstanding amount of all such Notes issued pursuant to the Indenture as of the Regular Record Date last preceding the date such report is furnished, including information as to the outstanding amount of such Notes;

              (2) a complete list of the names and addresses of the Holders of such Outstanding Notes as of the Regular Record Date last preceding the date such report is furnished, including information as to the type and amount of such Notes held by each such Holder; and

              (3) such additional information, documents and reports as the Trustee may reasonably request;

              provided, however, that if any payment of principal or interest is not made by 4:00 p.m. Eastern Standard Time on a Payment Date with respect to any Notes at the time Outstanding, the Note Registrar will be required to provide notice of such nonpayment to the Trustee by telephone by 5:00 p.m. Eastern Standard Time on the date upon which such nonpayment occurs and to deliver to the Trustee on the day following the date upon which such nonpayment occurs the information required pursuant to (1) and (2) above.

                                 ARTICLE EIGHT

                Consolidation, Merger, Conveyance, Transfer, Sale or Lease

              SECTION 801. Company May Consolidate, Etc., on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey, transfer, sell or lease its properties and assets as, or substantially as, an entirety to any Person, unless:

              (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer, sale or lease the properties and assets of the Company as, or substantially as, an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall, by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, expressly assume the due and punctual payment of the principal of and premium, if any, and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

              (2) immediately after giving effect to such transaction, no Event of Default, or event which after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

              (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel acceptable to the Trustee, each stating that such consolidation, merger, conveyance, transfer, sale or lease and such supplemental indenture (if any) comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

              SECTION 802. Successor Corporation Substituted. Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer, sale or lease of the property and assets of the Company as, or substantially as, an entirety in accordance with
Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                  ARTICLE NINE

                            Supplemental Indentures

              SECTION 901. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

              (1) to make provisions with respect to the conversion rights of Holders of Notes pursuant to Section 1209; or

              (2) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants, agreements and obligations of the company herein and in the Notes; or

              (3) to add to the covenants of the Company for the benefit of the Holders of Notes or to surrender any right or power herein conferred upon the Company; or

              (4)          to add any additional Events of Default; or

              (5) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

              (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

              (7)          to secure the Notes; or

              (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders of Notes in any material respect; or

              (9) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect or maintain the qualification of this Indenture under the Trust Indenture Act, or under any similar Federal statute hereafter enacted.

              SECTION 902. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

              (1) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption or required purchase by the Company thereof, or impair or affect the right of any Holder to institute suit for the payment thereof on or after the date on which the same shall be become due and payable, or make the principal thereof or any premium or interest thereon payable at a place or in any coin or currency other than that provided for in the form of Note set forth in Article Two or modify the provisions of this Indenture with respect to the subordination of the Notes in a manner adverse to the Holders, or impair the right to convert the Notes into Common Stock or the right to require the Company to purchase the Notes upon the occurrence of a Change of Control, subject to the terms set forth herein;

              (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

              (3)         modify any of the provisions of this Section or
         Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section.

              It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

              Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 902, the Company shall give notice by first-class mail, postage prepaid to all Holders of Notes listed in the Note Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company so to give such notice or any defect therein shall not, however, in any way impair or affect the validity of any such supplemental indenture.

              SECTION 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

              SECTION 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

               SECTION 905. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

               SECTION 906. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes without cost to the Holders thereof.

                                  ARTICLE TEN

                                   Covenants

               SECTION 1001. Payment of Principal, Premium and Interest. The Company covenants and agrees that it will duly and punctually pay the principal of and premium, if any, and interest on each of the Notes at the place, at the respective times and in the manner provided in the Notes and in this Indenture.

               Interest on the Notes may be paid by mailing checks for the interest payable to the Holders of Notes entitled thereto as they shall appear on the Note Register.

               SECTION 1002. Office for Notices, Payments and Conversions, Etc. So long as any of the Notes remain outstanding, the Company will maintain in New York, New York, an office or agency where the Notes may be presented or surrendered for payment, where the Notes may be surrendered for registration of transfer or for exchange as in this Indenture provided, where the Notes may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in location, of any such office or agency. If at any time, the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office of the Trustee and the Company hereby appoints the Trustee at One State Street, New York, N.Y. 10004, as its agent to receive all such presentations, surrenders, notices and demands.

               The Company may also from time to time designate one or more other offices or agencies (in or outside New York, New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York, New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

               SECTION 1003. Money for Notes To Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each due date of the principal of, or premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall take such action on or before 10:00 a.m. Eastern Standard Time on each such due date and shall notify the Trustee of its action or failure so to act by delivering a notice by facsimile to the Trustee no later than 11:00 a.m. Eastern Standard Time on each such due date.

               Whenever the Company shall have one or more Paying Agents for the Notes, it will, prior to each due date of the principal of, or premium, if any, or interest on, any Notes, deposit with a Paying Agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest. The Company shall take such action on or before 10:00 a.m. Eastern Standard Time on each such due date and shall notify the Trustee (unless the Trustee is the Paying Agent) of its action or failure so to act by delivering a notice by facsimile to the Trustee no later than 11:00 a.m. Eastern Standard Time on each such due date.

               The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will,

               (1) hold all sums held by it for the payment of the principal of, and premium, if any, and interest on the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal, or premium, if any, or interest on the Notes; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

               The Company may at any time, for the purpose of obtaining the satisfaction and Discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, and premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; Provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

               SECTION 1004. Appointments To Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 610, a Trustee, so that there shall at all times be a Trustee hereunder.

               SECTION 1005. Corporate Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

               SECTION 1006. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (2) all lawful claims for labor, materials and supplies which, in the case of either clause (1) or (2) of this Section, if unpaid, might by law become a Lien upon the property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

               SECTION 1007. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry cut more effectively the purpose-of this Indenture.

                                 ARTICLE ELEVEN

                              Redemption of Notes

               SECTION 1101. Redemption of Notes. The Notes may be redeemed at the Company's option subsequent to May 3, 1998. Thereafter, the Company may, at its option, redeem all or, from time to time, any part of the Notes, on any date prior to maturity, in the manner specified in this Article Eleven and in the Notes, at the Redemption Prices set forth in the form of Note set forth in Article Two, together with accrued and unpaid interest, if any, to the date fixed for redemption.

               SECTION 1102. Notice of Redemption; Selection of Notes. In case the Company shall desire to exercise its right to redeem all or any part of the Notes pursuant to Section 1101, it shall fix a date for redemption (a "Redemption Date"), it shall notify the Trustee in writing of such date and it or, at its request, the Trustee, in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption (a "Notice of Redemption") at least 30 but not more than 60 days prior to the date fixed for redemption to the Holders of the Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note Register. Such mailing shall be by first-class mail, postage prepaid. Any Notice of Redemption which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. In any case, failure to give such notice, or any defect in such notice, to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

               Each Notice of Redemption shall specify the principal amount of each Note to be redeemed, the Redemption Date for such Notes, the place of redemption and the Redemption Price at which such Notes are to be redeemed, and shall state that payment of the Redemption Price of the Notes or portions thereof to be redeemed will be made on surrender of the Notes to be redeemed at such place of redemption, that interest accrued to such Redemption Date will be paid as specified in such notice, and that from and after such date interest thereon will cease to accrue. Such Notice of Redemption shall also state the then current Conversion Price and that the right to convert such Notes or portions thereof into Common Stock will expire at the close of business on the Redemption Date. If fewer than all the Notes are to be redeemed, the Notice of Redemption shall specify the Notes or portions thereof to be redeemed. If such Notice of Redemption uses CUSIP numbers, such notice shall state that no representation is made as to the correctness or accuracy of the CUSIP numbers contained in such notice or printed on the Notes and shall include such other statements required by Section 310. In case any Note is to be redeemed in part only, the notice which relates to such Note shall state the portion of the principal amount thereof to be redeemed (which shall be $1,000 or any integral multiple thereof) and shall state that, upon surrender of such Note, a new Note or Notes in aggregate principal amount equal to the unredeemed portion thereof will be issued.

               On or prior to each Redemption Date specified in each Notice of Redemption given as provided in this Section, the Company will deposit or cause to be deposited with the Trustee or with one or more Paying Agents (or, if the company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to redeem on such Redemption Date all the Notes so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate Redemption Price, together with accrued interest to the Redemption Date.

               If any Note called for redemption is converted pursuant to the provisions of Article Twelve hereof, any money deposited with the Trustee or any Paying Agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon a Company Request, or, if then held by the Company, shall be discharged from such trust.

               If fewer than all of the Notes are to be redeemed, the Company shall give the Trustee at least 60 days' notice (unless a shorter period shall be acceptable to the Trustee) in advance of the Redemption Date as to the aggregate principal amount of the Notes to be redeemed, and thereupon the Trustee shall select from the Outstanding Notes not previously called for redemption the particular Notes to be redeemed as a whole or in part pro rata or by lot or by such other method as the Trustee shall deem fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances and the Trustee shall thereafter promptly notify the Company in writing of the Notes (and, in the case of any Note selected for partial redemption, the principal amount therefore to be redeemed) so to be redeemed. Notes shall be redeemed only in denominations of $1,000 or any integral multiple of $1,000. Provisions of this Indenture that apply to Notes selected for redemption also apply to portions of Notes selected for redemption.

               If any Note selected for partial redemption is converted in part before the termination of the conversion right with respect to the portion of the Note so selected, the


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
converted portion of such Note shall be deemed (so far as may be) to be the portion selected for redemption.

               Upon any redemption of fewer than all Notes, the Company and the Trustee may treat as Outstanding any Notes surrendered for conversion during the period of 15 days next preceding the mailing of a Notice of Redemption and need not treat as Outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

               SECTION 1103. Payment of Notes Called for Redemption; Notes Redeemed in Part. If Notice of Redemption shall have been given as provided above, such Notes or portions of Notes called for redemption shall, unless theretofore converted into Common Stock as provided in Article Twelve, become due and payable on the Redemption Date and at the place stated in such notice at the applicable Redemption Price, together with interest accrued thereon to the Redemption Date. On and after such Redemption Date, unless the Company shall default in the payment of the Redemption Price, together with interest accrued to the Redemption Date, interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes shall cease at the close of business on the Redemption Date to be convertible into Common Stock and, except as provided in Section 1003, such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the Redemption Price, together with interest accrued thereon to the Redemption Date. On presentation and surrender of such Notes at such place of payment specified in the Notice of Redemption, provided that the Company shall have deposited or caused to be deposited on or prior to such Redemption Date the amount sufficient to pay the Redemption Price, together with interest accrued thereon to the Redemption Date, such Notes or the specified portions thereof shall be paid and redeemed at the applicable Redemption Price, together with interest accrued thereon to the Redemption Date; provided that any semiannual accrual of interest becoming due on the Redemption Date shall be payable to the Holders of such Notes on the Interest Payment Date.

               Upon surrender of any Note redeemed in part only, the Company shall execute and the Trustee shall register or cause to be registered on the Note Register, and shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes of authorized denominations in aggregate principal amount equal to the unredeemed portion of the Note so surrendered.

               If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note and such Note shall remain convertible into Common Stock until

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
the principal and premium, if any, shall have been paid or duly provided for.

                                 ARTICLE TWELVE

                              Conversion of Notes

               SECTION 1201. Conversion Privilege; Manner of Exercise of Conversion Privilege Subject to and upon compliance with the provisions of this Article Twelve, the Holder of any Note shall have the right, at his option, at any time on or prior to the close of business on May 3, 2002 (or, if such Note or portion thereof is called for redemption prior to May 3, 2002, then in respect of such Note or portion thereof, on or prior to the close of business on the Redemption Date, unless the Company shall default in payment due upon redemption thereof), to convert the principal amount of any such Note and the accrued but unpaid interest thereon, or any portion of such amount which is $1,000 or an integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Note and the accrued but unpaid interest thereon or portion thereof to be converted by the Conversion Price in effect at such time and by surrender of the Note so to be converted in whole or in part, such surrender to be made in the manner provided in this Section 1201.

               In order to exercise the conversion privilege, the Holder of any Note to be converted in whole or in part shall surrender such Note, duly endorsed or assigned to the Company or in blank, at any of the offices or agencies to be maintained for such purpose by the Company pursuant to Section 1002, and shall give written notice of conversion in the form provided on the Notes (or such other notice as is acceptable to the Company) to the Company (a "Conversion Notice") at such office or agency that the Holder elects to convert such Note or the portion thereof specified in said notice. Such Conversion Notice shall also state the name or names, together with the address or addresses, in which the certificate or certificates for shares of Common Stock which shall be issuable in such conversion shall be issued. Each Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the name in which such Note is registered, be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or his duly authorized attorney and in amount sufficient to pay any transfer or similar tax. As promptly as practicable after the surrender of such Note and the receipt of such Conversion Notice, instruments of transfer and funds, if any, as aforesaid, the Company shall issue and shall deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article Twelve and a check or cash in respect of any fractional interest in a share of Common Stock arising upon such conversion, as provided in Section 1203. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, the Company shall execute and the Trustee shall register or cause to be registered on the Note Register, and shall authenticate and deliver to or upon the order of the Holder of the Note so surrendered at the expense of the Company, a new Note or Notes in authorized denominations in an aggregate principal amount and accrued but unpaid interest thereon equal to the unconverted portion of the surrendered Note.

               Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such Note shall have been surrendered and such Conversion Notice (and any applicable instruments of transfer and any required funds) received by the Company as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall have been surrendered and such Conversion Notice received by the Company.

               SECTION 1202. Mandatory Conversion. If the average closing sale price per share of the Common Stock for any 30 consecutive business day period during the term of the Notes equals or exceeds 135% of the Conversion Price, the Company may convert the outstanding principal of all of the Notes and all accrued but unpaid interest thereon into that number of fully paid and nonassessable shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by dividing the principal amount of the Notes and, to the extent permitted, all accrued but unpaid interest thereon by the Conversion Price.

               In the event the Company elects to exercise its right to convert all of the Notes pursuant to this Section 1202, the Company shall fix a date for conversion (the "Mandatory Conversion Date"), it shall notify the Trustee in writing of such date and it or, at its request, the Trustee, in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such conversion (a "Notice of Mandatory Conversion") at least 30 but no more than 60 days prior to the Mandatory Conversion Date to the Holders of the Notes at their last addresses as the same appear on the Note Register. Such mailing shall be by first-class mail, postage prepaid. The Notice of Mandatory Conversion shall explain that the outstanding principal of the accrued but unpaid interest on the Notes are to be converted, and shall specify the Mandatory Conversion Date and the place and the then current Conversion Price at which the Notes are to be converted. Upon receipt of the Mandatory Conversion Notice, each Holder of Notes shall surrender his or its Notes in accordance with such notice and shall, unless the shares issuable on conversion are to be issued in the same name as the name in which such Note is registered, notify the Company of the name or names, together with the address or addresses, in which the certificate or certificates for shares of Common Stock which shall be issuable in such conversion shall be issued. As promptly as practicable after the surrender of such Note, the Company shall issue and deliver to Holder a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note in accordance with this Article Twelve and a check or cash in respect of any accrued but unpaid interest not converted and in respect of any fractional interest in a share of Common Stock arising upon conversion, as provided in Section 1203.

               SECTION 1203. Cash Payments in Lieu of Fractional Shares. No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed. on the basis of the aggregate principal amount and accrued but unpaid interest thereon of the Notes, or specified portions thereof to be converted, so surrendered. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of any Note or Notes, the Company shall pay to the Holder of such Note an amount in cash (computed to the nearest cent) equal to the Daily Market Price thereof at the close of business on the Business Day next preceding the day of conversion multiplied by the fractional interest (expressed as a percentage) that otherwise would have been deliverable upon conversion of the Notes.

               SECTION 1204. Adjustment of Conversion Price. The Conversion Price shall be as specified in the form of Note set forth in Article Two subject to adjustment as provided below, provided, that, notwithstanding any other provision herein, the Dividend shall in no event cause any adjustment to the Conversion Price.

               The Conversion Price shall be adjusted from time to time by the Company as follows:

               (a) In case the Company, after the date of this Indenture, shall (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of Capital Stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other Capital Stock of the Company that it would have owned or been entitled to receive immediately following such action had such Note been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification. If as a result of an adjustment made pursuant to this subsection (a), the Holder of any Note thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of Capital Stock or shares of Common Stock and other Capital Stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed by the Company with the Trustee and with any Conversion Agent as soon as practicable) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of Capital Stock or shares of Common Stock and other Capital Stock.

               (b) In case the Company, after the date of this Indenture, shall issue rights, warrants or options to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price per share (as determined pursuant to subsection (h) of this Section 1204) of the Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights, warrants or options by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options (immediately prior to such issuance), plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered for subscription or purchase) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options (immediately prior to such issuance) plus the number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered for subscription or purchase are convertible). Such adjustment shall be made successively whenever any such rights, warrants or options are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, warrants or options. In determining whether any rights, warrants or options entitle the holders to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at less than such current market price, and in determining the aggregate offering price of such shares of Common Stock (or conversion price of such convertible securities), there shall be taken into account any consideration received by the Company for such rights, warrants or options (and for such convertible securities), the value of such consideration, if other than cash, to be determined by the Board of Directors (whose determination shall be conclusive and shall be described in a certificate filed with the Trustee and with any Conversion Agent by the Company as soon as practicable). If at the end of the period during which such warrants, rights or options are exercisable not all such warrants, rights or options shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based on the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

               (c) In case the Company, after the date of this Indenture, shall distribute to all holders of its outstanding Common Stock any shares of Capital Stock (other than Common Stock), evidences of its Indebtedness or assets (including securities and cash, but excluding any cash dividend paid out of current or retained earnings of the Company and dividends or distributions payable in stock for which adjustment is made pursuant to subsection (a) of this Section 1204) or rights, warrants or options to subscribe for or purchase securities of the Company (excluding those referred to in subsection (b) of this Section 1204), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date of such distribution by a fraction of which the numerator shall be the current market price per share (as determined pursuant to subsection (h) of this Section 1204) of the Common Stock less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive and shall be described in a certificate filed with the Trustee and with any Conversion Agent by the Company as soon as practicable) of the portion of the Capital Stock or the evidences of Indebtedness or the assets so distributed to the holder of one share of Common Stock or of such subscription rights, warrants or options applicable to one share of Common Stock and of which the denominator shall be such current market price per share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If at the end of the period during which warrants, rights or options described in this subsection (c) are exercisable not all such warrants, rights or options shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based on the number of warrants, rights or options actually exercised.

               (d)    Notwithstanding anything in subsection (b) or (c) of this
Section 1204 to the contrary, with respect to any rights, warrants or options covered by subsection (b) or (c) of this Section 1204, if such rights, warrants or options are only exercisable upon the occurrence of certain triggering events, then for purposes of this Section 1204 such rights, warrants or options shall not be deemed issued or distributed, and any adjustment to the Conversion Price required by subsection (b) or (c) of this Section 1204 shall not be made until such triggering events occur and such rights, warrants or options become exercisable.

               (e) In case the Company, after the date of this Indenture, shall issue to an Affiliate shares of its Common Stock (excluding those rights, warrants, options, shares of Capital Stock or evidences of its Indebtedness or assets referred to in subsection (b) or (c) to this Section 1204) at a net price per share less than the current market price per share (as determined pursuant to subsection (h) of this Section 1204) on the date the Company fixes the offering price of such additional shares, the Conversion Price shall be reduced immediately thereafter so that it shall equal the price determined by multiplying such Conversion Price in effect immediately prior thereto by a fraction of which the numerator shall be the number of shares of Common Stock, outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price and the denominator shall be the number of shares of Common Stock that would be outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made. This subsection (e) shall not apply to Common Stock issued to any Affiliate under a bona fide employee or director benefit plan adopted by the Company or any Subsidiary thereof and approved by the stockholders of the Company or such Subsidiary, as appropriate.

               (f) In case the Company, after the date of this Indenture shall, by dividend or otherwise, at any time distribute to all holders of its Common Stock cash (including any cash that is distributed as part of a distribution referred to in subsection (c) of this Section) in an aggregate amount that, together with (i) the aggregate amount of any other distributions to all holders of its

Common Stock made exclusively in cash within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution and in respect of which no Conversion Price adjustment pursuant to this subsection (f) has been made and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of such date of determination, of consideration payable in respect of any tender offer by the Company or a Subsidiary for all or any portion of the Common Stock consummated within 12 month s preceding the date fixed for determining the stockholders entitled to such distribution and in respect of which no Conversion Price adjustment pursuant to subsection (g) of this Section has been made, exceeds 10% of the product of the current market price per share (determined as provided in subsection (h) of this Section) on the date fixed for the determination of stockholders entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, the Conversion Price shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (h) of this Section) on the date fixed for such determination less the amount of cash so distributed at such time applicable to one share of Common Stock and the denominator shall be such current market price, such reduction to become effective immediately prior to the opening of business on the date after the date fixed for such determination.

               (g) In case a tender offer made by the Company or any Subsidiary, after the date of this Indenture, for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the last time (the "Expiration Time") that tenders may be made pursuant to such tender offer (as it may be amended) that, together with (i) aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the consummation of such tender offer, of other consideration paid or payable in respect of any tender offer by the Company or a Subsidiary for all or any portion of the Common Stock consummated within the 12 months preceding the consummation of such tender offer and in respect of which no Conversion Price adjustment pursuant to this subsection (g) has been made and
(ii) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the consummation of such tender offer and in respect of which no Conversion Price adjustment pursuant to subsection (f) of this Section has been made, exceeds 10% of the product of

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the current market price per share (determined as provided in subsection (h) of this Section) immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (i) the product of the current market price per share (determined as provided in subsection (h) of this Section) immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time minus
(ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders upon consummation of such tender offer (the shares accepted for payment in the tender offer being referred to as the "Purchased Shares") and the denominator shall be the product of (x) such current market price per share times (y) such number of outstanding shares at the Expiration Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time; provided that, if the number of Purchased Shares or the aggregate consideration payable therefor have not been finally determined by such opening of business, the adjustment required by this subsection (g) shall, pending such final determination, be made based upon the preliminary announced results of such tender offer, and, after such final determination shall have been made, the adjustment required by this subsection
(g) shall be made based upon the number of Purchased Shares and the aggregate consideration payable therefor as so finally determined.

               (h) For the purpose of any computation under subsections (b) through (g) of this Section 1204, the current market price per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Business Days ending on the last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the Time of Determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or warrants or such distribution through such last full trading day prior to the Time of Determination.

               (i) In any case in which this Section 1204 shall require that an adjustment be made immediately following a record date or an effective date, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee and any Conversion Agent of the certificate required by subsection (k) of this Section 1204) issuing to the Holder of any Note converted after such record date or effective date the shares of Common Stock issuable upon such conversion over and above

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
the shares of Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment, and paying to such Holder any amount of cash in lieu of a fractional share.

               (j) No adjustment in the Conversion Price shall be required to be made unless such adjustment would require an increase or decrease of at least l% in such price; provided, however, that any adjustments which by reason of this subsection (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 1204 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. No adjustment to the Conversion Price need be made if only the par value of the Common Stock is changed (including any change to no par value Common Stock). To the extent that the Notes become convertible into cash, no adjustment need be made thereafter as to such cash and interest will not accrue on such cash. Anything in this Section 1204 to the contrary notwithstanding, the Company shall be entitled to make such reduction in the Conversion Price, in addition to those required by this Section 1204, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable to the recipients.

               (k) Whenever the Conversion Price is adjusted as herein provided, (i) the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company to the Holders of Notes in the manner provided in Section
106. The Company may correct any previous certificate and notice given pursuant to this subsection (k) by (i) promptly filing with the Trustee and any Conversion Agent other than the Trustee a new certificate in the form required by this subsection (k) and (ii) giving a new notice to the Holders of Notes in the form and manner required by this subsection (k). Such new certificate and notice shall state that such certificate and notice are being provided to correct the previous certificate and notice. Except as otherwise provided in
Section 601, neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to the certificate required by this subsection (k) except to exhibit the same to any Holder of Notes who requests to


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
       inspect it. The certificate requirement by this subsection (k) shall be filed at each office or agency maintained for the purposes of conversion of Notes pursuant to Section 1002.

               (1) In the event that at any time, as a result of an adjustment made pursuant to subsection (a) of this Section 1204, the Holder of any Note thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article Twelve and the other provisions of this Article Twelve applicable to Common Stock shall apply to such other shares.

               SECTION 1205. Notice to Holders Prior to Certain Corporate Actions. In case:

               (a) the Company shall take any action that would require an adjustment in the Conversion Price pursuant to Section 1204(c); or

               (b) the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights (other than pursuant to the BEC Group, Inc. 1996 Stock Incentive Plan or the BEC Group, Inc. Employee Stock Purchase Plan); or

               (c) there shall be any reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Company is a party, or any conveyance, transfer, sale or lease of the Company's properties and assets as, or substantially as, an entirety; or

               (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee and any Conversion Agent, and shall cause to be given to the Holders of Notes, in the manner provided in Section 106, as promptly as possible, but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, or distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, transfer,

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
sale, lease, dissolution, liquidation or winding up is expected to become effective or occur, and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, sale, lease, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subsection (a), (b), (c) or (d) of this Section 1205.

               SECTION 1206. Reservation of Shares of Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of Notes, the full number of shares of Common Stock deliverable upon the conversion of all Outstanding Notes not theretofore converted.

               Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Notes, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

               SECTION 1207. Taxes upon Conversion. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of Notes pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Note or Notes to be converted and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

               SECTION 1208. Covenants as to Common Stock. The Company covenants that all shares of Common Stock which may be delivered upon conversions of Notes will upon delivery be duly and validly issued and fully paid and nonassessable, free of all Liens and charges and not subject to any preemptive rights.

               The company further covenants that, for so long as the Common Stock shall be listed on any national securities exchange, the Company will, if permitted by the rules of such exchange,

list and keep listed all Common Stock issuable upon conversion of the Notes.


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
               SECTION 1209. Consolidation or Merger or Sale of Assets. Notwithstanding any other provision herein to the contrary, in case of any consolidation or merger to which the Company is a party (other than a merger or consolidation which does not result in any reclassification, conversion, exchange or cancellation of the outstanding shares of Common Stock of the Company), or in case of any conveyance, transfer, sale or lease to another corporation of the properties and assets of the Company as, or substantially as, an entirety, the corporation formed by such consolidation, or the corporation whose securities, cash or other property will immediately after the merger or consolidation be owned, by virtue of the merger or consolidation, by the holders of Common Stock of the Company immediately prior to the merger or the corporation which shall have acquired such properties and assets of the Company, as the case may be, shall promptly execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Note then outstanding shall have the right thereafter to convert such Note, during the period such Note is convertible as specified in this Article Twelve, into the kind and amount of securities, cash or other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock into which such Note might have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or was merged or to which such conveyance, transfer, sale or lease was made or an Affiliate of such Person and (ii) did not exercise statutory rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this
Section 1209 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease for each non-electing share shall be deemed to be the kind and amount so receivable per share by the holders of a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Twelve in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Notes.

               The above provisions of this Section 1209 shall similarly apply to successive consolidations, mergers, conveyances, transfers, sales or leases.



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
               The Company shall give notice of the execution of such a supplemental indenture to the Holders of Notes in the manner provided in
Section 106 within 30 days after the execution thereof; provided, however, that such notice need not be given if such information has been provided prospectively in the notice given pursuant to Section 1205. Failure to give such notice, or any defects therein, shall not affect the legality or validity of any such supplemental indenture or any transaction contemplated in this
Section 1209.

               SECTION 1210. Disclaimer of Responsibility for Certain Matters. Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the listing or registration referred to in section 1208 or the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, cash or other property, which may at any time be issued or delivered upon the conversion of any Note; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or to make any cash payment upon the surrender of any Note for the purpose of conversion or, subject to the provisions of Section 601, to comply with any of the covenants of the Company contained in this Article Twelve.

               SECTION 1211. Cancellation of Converted Notes. All Notes delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in
Section 309.

               SECTION 1212. Voluntary Reduction. The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days or such longer period as may be required by law and if the reduction is irrevocable during such period.

                                ARTICLE THIRTEEN

                             Subordination of Notes

               SECTION 1301. Notes Subordinated to Senior Indebtedness. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of a Note (whether upon original issue or upon transfer of assignment thereof) by his acceptance thereof, likewise covenants and agrees, that all notes issued hereunder shall be subordinated and subject, to the

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
extent and in the manner herein set forth, to the prior payment in full of all Senior Indebtedness. The provisions of this Article are made for the benefit of all holders of Senior Indebtedness, and any such holder may proceed to enforce such provisions.

               SECTION 1302. Company Not To Make Payments with Respect to Notes in Certain Circumstances.

               (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof, premium, if any, and interest thereon shall be paid in full, or such payment duly provided for in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of or premium, if any, or interest on the Notes or to acquire any of the Notes (except through the conversion thereof).

               (b) Upon the happening of any default in payment of the principal of, premium, if any, or interest on any Senior Indebtedness, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or premium, if any, or interest on the Notes or to acquire any of the Notes (except through the conversion thereof). Nothing in this Article, however, shall relieve the holders of such Senior Indebtedness or their representative from any notice requirements set forth in the instrument evidencing such Senior Indebtedness.

               (c) Upon the happening and continuation of any default in respect of Senior Indebtedness other than a default described in clause
       (b) of this Section 1302, no payment shall be made by the Company with respect to the principal of or premium, if any, or interest on the Notes for a period beginning on the date the Company receives notice of such default and ending on the date which is 179 days thereafter.

               (d)   In the event that notwithstanding the provisions of this
       Section 1302 the Company shall make any payment to the Trustee on account of the principal of or interest on the Notes, after the happening of a default in payment of the principal of, premium, if any, or interest on Senior Indebtedness, then, unless and until such default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Section 1306) shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the

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
       payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. The Company shall give prompt written notice to the Trustee of any default in respect of any Senior Indebtedness.

               SECTION 1303. Notes Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any payment or distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

               (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full of the principal thereof, premium, if any, and interest due thereon before the Holders of the Notes are entitled to receive any payment on account of the principal of or interest on the Notes;

               (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Notes or the Trustee on behalf of the Holders of the Notes would be entitled except for the provisions of this Article Thirteen, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to the holders of Senior Indebtedness or their representative, or to the trustee under any indenture under which Senior Indebtedness may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Indebtedness held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness, except that Holders of Notes may receive shares of stock and any debt securities that are subordinated to Senior Indebtedness to at least the same extent as the Notes and that are provided for by a plan of reorganization or readjustment; and

               (c) in the event that, notwithstanding the foregoing provisions of this Section 1303, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (except for shares of stock and other debt securities that are subordinated to Senior Indebtedness to at least the same extent as the Notes and that are provided for by a plan of reorganization or readjustment), shall be received by the Trustee or the Holders of the Notes on account of principal of or interest on the Notes before all Senior Indebtedness is paid in full,

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
       or effective provision made for its payment, such payment or distribution (subject to the provisions of sections 1306 and 1307) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which Senior Indebtedness may have been issued (pro rata as provided in subsection
       (b) above), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

               Upon any payment or distribution of assets of the Company referred to in this Article Thirteen, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in this Section are pending, (ii) upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, or (iii) upon the representative of the holders of the Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution, and other facts pertinent to the rights of such Person under this Article Thirteen, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

               The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company.

               SECTION 1304. Noteholders To Be Subrogated to Right of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated equally and ratably to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Notes shall be paid in full, and for the purpose of such subrogation no payments or distribution to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holders of the Notes by virtue of this Article Thirteen which otherwise would have been made to the Holders of the Notes shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Thirteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

               SECTION 1305. Obligation of the Company Unconditional. Nothing contained in this Article Thirteen or elsewhere in this Indenture or in any
Note is intended to or shall impair, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

               Nothing contained in this Article Thirteen or elsewhere in this Indenture or in any Note is intended to or shall affect the obligation of the Company to make, or prevent the Company from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and except as provided in Section 1302, payments at any time of the principal of, premium, if any, or interest on the Notes .

               SECTION 1306. Trustee Entitled To Assume Payments Not Prohibited in Absence of Notice. Notwithstanding the provisions of this Article or any other provision of this Indenture, but subject to the provisions of Section 601, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any representative thereof or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume conclusively that no such facts exist.

               SECTION 1307. Application by Trustee of Monies Deposited with It. Except as provided in Article Four, any

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deposit of monies by the Company with the Trustee (whether or not in trust) for payment of the principal of or premium, if any, or interest on any Notes shall be subject to the provisions of Sections 1301, 1302, 1303 and 1304 except that, if prior to the second Business Day preceding the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of either the principal of or premium, if any, or the interest on any Note) the Trustee shall not have received with respect to such monies the notice provided for in Section 1306, then the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This
Section 1307 shall be construed solely for the benefit of the Trustee and any Paying Agent and shall not otherwise affect the rights of any holder of such Senior Indebtedness.

               SECTION 1308. Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged.

               SECTION 1309. Noteholders Authorize Trustee To Effectuate Subordination of Notes. Each Holder of the Notes by acceptance thereof authorizes and expressly directs the Trustee on behalf of such Holder to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

               With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of section 601, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly pay over or deliver to Holders, the Company or any other Person monies or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise.

               SECTION 1310. Right of Trustee To Hold Senior Indebtedness; Compensation Not Prejudiced. The Trustee shall be entitled to all of the rights set forth in this Article Thirteen

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in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.
Nothing in this Article Thirteen shall apply to claims of or payments to the Trustee pursuant to Section 607.

               SECTION 1311. Article Thirteen Not To Prevent Events of Default. The failure to make a payment on account of principal or interest by reason of any provision in this Article Thirteen shall not be construed as preventing the occurrence of an Event of Default under Section 501.

               SECTION 1312. Article Applicable to Paying Agent. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or place of the Trustee; provided, however, that Section 1306 and 1310 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

                                ARTICLE FOURTEEN

                           Immunity of Incorporators,
                      Stockholders, Officers and Directors

               SECTION 1401. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based therein or contained in this Indenture or in any supplemental indenture, or in any Note, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Note.

                                ARTICLE FIFTEEN

                  Purchase by Company at the Option of Holders
                   upon the Occurrence of a Change of Control

               SECTION 1501. Right of Holders upon the Occurrence of a Change of Control. In the event that a Change of Control


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occurs, each Holder of any Note shall have the right, at the Holder's option, and subject to the conditions of this Article Fifteen and the provisions of Article Thirteen, to require the Company to Purchase for cash all or any part (which shall be $1,000 or a whole multiple thereof) of such Holder's Notes, on the date (the "Purchase Date") that is the first Business Day that is 40 or more days after the mailing by the Company of the notice that a Change of Control has occurred (a "Change of Control Notice"), at 101% of the principal amount thereof, plus interest accrued and unpaid to the Purchase Date (provided that, if the Purchase Date is on or subsequent to a date on which interest is otherwise payable on the Notes, such interest shall be payable to the Holders of the Notes as of the applicable Regular Record Date or Special Record Date for such interest payment).

               SECTION 1502. Change of Control Notice. Unless the Company shall theretofore have called for redemption all of the Notes pursuant to this Indenture, within 20 days after a Change of Control has occurred (or, in the case of a Change of Control referred to in clause (c) of the definition thereof, 20 days after the Company has notice of such event), the Company or, at the option of the Company, the Trustee (in the name and at the expense of the Company) shall mail, by first-class mail, postage prepaid, to the Trustee and each Holder of Notes a Change of Control Notice (provided that the running of such 20-day period shall be suspended during any period when the delivery of the Change of Control Notice is delayed or suspended by reason of any court's or governmental authority's review of or ruling on any materials being employed by the Company to effect such purchase, so long as the Company has used and continues to use its best efforts to make and conclude promptly such purchase). Such Change of Control Notice shall state:

               (1) the circumstances and relevant facts regarding such Change of Control which the Company in good faith believes will enable Holders to make an informed decision (which at a minimum will include information with respect to pro forma historical income, cash flow and capitalization, each after giving effect to such Change of Control), the event causing such Change of Control (specifying such event) and the date of such Change of Control;

               (2)  the Purchase Date;

               (3)  the purchase price for the Notes;

               (4) that Holders who want to exercise their right to cause Notes to be purchased by the Company on the Purchase Date must deliver to the Company (or the Paying Agent designated by the Company for such purpose in such notice) prior to the close of business five Business Days prior to the Purchase Date an exercise notice satisfying the requirements described in the Notes and in Section 1503 (a

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       "Change of Control Exercise Notice"), together with the Notes with respect to which the right is being exercised, duly endorsed for transfer;

               (5)  the Conversion Price and any adjustments thereto;

               (6) that a Change of Control Exercise Notice may be revoked as described in Section 1504 and that the Notes (or portions thereof) with respect to which a Change of Control Exercise Notice has been given may be converted into Common Stock only if the Change of Control Exercise Notice is so withdrawn or the Company defaults in its obligation to purchase the Note on the Purchase Date; and

               (7) that interest on Notes (or portions thereof) with respect to which the right is exercised shall cease to accrue from and after the Purchase Date (unless the Company defaults in its obligation to purchase the Note on the Purchase Date).

               Neither the failure to mail such Change of Control Notice, nor any defect in any such notice so mailed, to any particular Holders of Notes shall affect the sufficiency of such notice with respect to other Holders of Notes. The Company also shall deliver a copy of such Change of Control Notice to the Trustee and shall cause a copy of such Change of Control Notice to be published in a newspaper of national circulation, which shall be The Wall Street Journal unless it is not then so circulated; provided however, that the copy of such Change of Control Notice to be published may omit the pro forma statements and other information otherwise required by the first clause of paragraph (1) of Section 1502.

               If any of the foregoing provisions violates any applicable law, applicable law shall govern.

               SECTION 1503. Change of Control Exercise Notice. For a Holder to exercise the right to cause the Company to purchase a Note after a Change of Control, such Holder must deliver to the Company (or any Paying Agent designated by the Company for such purpose in a Change of Control Notice) (a) a Change of Control Exercise Notice which shall state that the Holder is electing thereby to exercise his right to cause the Company to purchase his Note or Notes and shall identify (i) the name of the Holder, (ii) any Notes with respect to which the right is being exercised and (iii) the principal amount thereof (which amount must be $1,000 or an integral multiple thereof) and (b) any Notes with respect to which the right is being exercised, duly endorsed for transfer.

               Such Change of Control Exercise Notice and any such Notes must be delivered no later than, and the right of Holders to exercise the purchase right will terminate as of, the close of business five Business Days prior to the Purchase Date and the

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Company will not be obligated to purchase any Notes presented and surrendered from and after such time.

               SECTION 1504. Effect of Exercise and Other Matters. With respect to each Note (or portion thereof) that has been duly surrendered and tendered and as to which a Change of Control Exercise Notice has been given (and not withdrawn as described below), such Note (or portion thereof) shall become due and payable on the Purchase Date. Subject to Article Thirteen and
Section 1501, such Note (or portion thereof) shall be purchased by the Company at the purchase price specified in section 1501, including the accrued interest specified thereon. Interest on such Note (or portion thereof) shall cease to accrue from and after the Purchase Date (unless the Company defaults in the payment of any such Note at the purchase price, together with interest accrued thereon to the Purchase Date).

               A Change of Control Exercise Notice may be withdrawn by means of a written notice of withdrawal delivered to the Company (or any Paying Agent designated by the Company for such purpose in a Change of Control Notice) at any time prior to the close of business three Business Days prior to the Purchase Date (or if the Company defaults in its obligation to purchase Notes on the Purchase Date), which withdrawal shall:

               (1) identify any Notes with respect to which such notice of withdrawal is being submitted and the principal amount thereof (which amount must be $1,000 or an integral multiple thereof); and

               (2) identify any Notes which remain subject to the original Change of Control Exercise Notice and which have been delivered for purchase by the Company and the principal amount thereof (which amount must be $1,000 or an integral multiple thereof).

               There shall be no purchase of any Notes pursuant to this Article Fifteen if there has occurred (prior to, on or after the giving, by the Holders of such Notes, of the required Change of Control Exercise Notice) and is continuing an Event of Default (other than a default in the payment of the purchase price or any other default in the obligations of the Company under this Article Fifteen). The failure of the Company to purchase any Notes on the applicable due date by reason of the foregoing sentence shall not be construed as preventing the occurrence of a default or Event of Default under Section 501.

               If a Note is to be purchased in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof without charge, after the purchase of the relevant part, a new Note or Notes in authorized denominations in aggregate principal amount equal to the portion of the Note not purchased.

               If any Note delivered with a Change of Control Exercise Notice is not purchased on the Purchase Date, the principal and premium, if any, shall, until paid or duly provided for, bear interest, to the extent permitted by applicable law, from the Purchase Date at the rate borne by the Note and such Note shall remain convertible into Common Stock until the principal and premium, if any, and accrued but unpaid interest thereon shall have been paid or duly provided for.

               In connection with any purchase of Notes under this Article Fifteen, the Company shall, to the extent then applicable, (i) comply with Rules 13e-4 and 14e-1 and any other tender offer rules under the Exchange Act,
(ii) file the related Schedule 13E-4 or any other schedule required under the Exchange Act and (iii) otherwise comply with all Federal and State securities laws so as to permit the rights and obligations under this Article Fifteen to be exercised in time and in the manner specified in this Article Fifteen.

               IBJ Schroder Bank & Trust Company hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto fixed and attested, all as of the day and year first above written.



                                SEC GROUP, INC.,



                                By: /s/ MARTIN E. FRANKLIN
                                    --------------------------------------
                                    Name: Martin E. Franklin
                                    Title: Chairman and Chief
                                            Executive Officer


Attest:


/s/ DESIREE DESTEFANO
-----------------------------
Name:  Desiree DeStefano
Title:  Vice President



                                IBJ SCHRODER BANK & TRUST COMPANY



                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


Attest:



-------------------------------
Name:
Title:

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto fixed and attested, all as of the day and year first above written.




                                BEC GROUP, INC.,



                                By:
                                    -------------------------------------
                                    Name: Martin E. Franklin
                                    Title: Chairman and Chief
                                            Executive Officer


Attest:



-------------------------------
Name:  Desiree DeStefano
Title:  Vice President



                                IBJ SCHRODER BANK & TRUST COMPANY



                                By: /s/ MAX VOLMAR
                                    -------------------------------------
                                    Name:  Max Volmar
                                    Title: Vice President


Attest:


/s/ SUSAN LAVELLE
-------------------------------
Name:   Susan Lavelle
Title:  Assistant Secretary